      UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2004

TOYOTA MOTOR CREDIT CORPORATION

        (Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-3775816 (I.R.S. Employer Identification No.)
19001 S. Western Avenue Torrance, California (Address of principal executive offices)	90509 (Zip Code)

        Registrant's telephone number, including area code: (310) 468-1310

Item 12. Disclosure of Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 is an earnings release that is incorporated herein by reference. This Form 8-K and the attached exhibit are provided under item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: August 6, 2004	By: /s/ John F. Stillo
John F. Stillo Vice President and Chief Financial Officer